RBC FUNDS TRUST

RBC Global Opportunities Fund

RBC International Opportunities Fund

Supplement dated August 25, 2017 to the Prospectus and Statement of Additional Information (“SAI”) for the RBC Global Equity Funds dated July 28, 2017 (as may be supplemented from time to time)

This Supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus and SAI.

Effective on August 25, 2017 (the “Effective Date”), the minimum initial investment for Class I shares of the RBC Global Opportunities Fund and RBC International Opportunities Fund is lowered from $250,000 to $100,000.

The table under the heading titled “Purchase and Sale of Fund Shares” on page 25 of the Prospectus is deleted in its entirety and replaced with the following:

Minimum Initial Investment:
Class A	$1,000 ($250 for IRA)
Class I	$250,000 ($100,000 for the RBC Global Opportunities Fund and RBC International Opportunities Fund and $0 for Qualified Retirement Plans)
Class R6	$250,000 for Institutional Investors[1]
$0 for Eligible Investors[1]
Minimum Subsequent Investment:
Class A	None
Class I	None
Class R6	None

1	For more information about Institutional Investors and Eligible Investors see “Additional Policies About Transactions” on page 41 in this Prospectus.

The table under the heading titled “Investment Minimums” on page 41 of the Prospectus is deleted in its entirety and replaced with the following:

Minimum Initial Investment
Amount
Class A Shares
Regular Account	$1,000
IRA	$250

Class I Shares
Regular Account (RBC Emerging Markets Equity Fund and RBC Emerging Markets Small Cap Equity Fund)	$250,000
Regular Account (RBC Global Opportunities Fund and RBC International Opportunities Fund)	$100,000
Through Qualified Retirement Plans	$0

Class R6 Shares
For Institutional Investors[2]	$250,000
For Eligible Investors[2]	$0

The seventh paragraph under the heading titled “Additional Policies About Transactions” on page 41 of the Prospectus is replaced with the following paragraph:

Class I Eligibility. The RBC Emerging Markets Equity Fund and RBC Emerging Markets Small Cap Equity Fund offer Class I shares to institutions or individuals with a $250,000 minimum requirement for initial investment. The RBC Global Opportunities Fund and RBC International Opportunities Fund offer Class I shares to institutions or individuals with a $100,000 minimum requirement for initial investment. There is no minimum requirement for initial investment for participants of qualified retirement plans. The minimum requirement may be waived, at Fund management’s discretion, for certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. The minimum requirement for initial investment for the Funds listed in this Prospectus does not apply to investments by employees of the Advisor and Sub-Advisor (and their affiliates), officers and trustees of the Funds, partners or employees of law firms that serve as counsel to the Funds or the Funds’ independent trustees, or members of the immediate families of the foregoing (e.g., spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling’s spouse, and a spouse’s siblings). There is no minimum requirement for subsequent investment for all shares of the Funds.

The eighth paragraph under the heading titled “Additional Policies on Selling Shares (Redemptions)” on page 50 of the Prospectus is replaced with the following paragraph:

Minimum Account Size for Class I and Class A Shares. You must maintain a minimum account value equal to the current minimum regular initial investment, which is $1,000 for Class A shareholder accounts, $250,000 for Class I shareholder accounts in the RBC Emerging Markets Equity Fund and RBC Emerging Markets Small Cap Equity Fund and $100,000 for Class I shareholder accounts in the RBC Global Opportunities Fund and RBC International Opportunities Fund. There is no minimum account size requirement for retirement plans. If your account falls below a minimum due to redemptions and not market action, the Funds may ask you to increase the account size back to the minimum. If you do not bring the account up to the minimum amount within 60 days after the Funds contact you, the Funds may close the account and send your money to you or begin charging you a fee for remaining below the minimum account size. No CDSC or redemption fees will be imposed on shares redeemed as a result of involuntary account closing.

The item “Class I Shares” under the heading titled “Shares” on page 14 of the SAI is replaced with the following:

Class I Shares — The Funds offer Class I Shares to institutions or individuals. There is a $250,000 minimum requirement for initial investment for the RBC Emerging Markets Equity Fund and RBC Emerging Markets Small Cap Equity Fund and a $100,000 minimum requirement for initial investment for the RBC Global Opportunities Fund and RBC International Opportunities Fund. There is no minimum requirement for initial investment for participants of qualified retirement plans. There is no minimum requirement for subsequent investment for all shares of the Funds.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE